SUPPLEMENT DATED SEPTEMBER 24, 2024 TO THE CURRENT
SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Real Estate Fund
(the “Fund”)
This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”) of the above referenced Fund and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and SAI and retain it for future reference.
Effective September 25, 2024:
1. The following information replaces in its entirety the table appearing under the heading “Management of the Fund” in the prospectuses:
Portfolio Managers	Title	Length of Service on the Fund
Craig Leopold, CFA	Portfolio Manager (Lead)	2024

James Cowen	Portfolio Manager	2015

Grant Jackson, CFA	Portfolio Manager	2018

Ping-Ying Wang, CFA	Portfolio Manager	2006

2. The following information replaces in its entirety the bulleted information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectus:
▪
Craig Leopold, CFA, Portfolio Manager (Lead), who has been responsible for the Fund since 2024 and has been associated with Invesco and/or its affiliates since 2022. From 2020 to 2022, he was associated with Rockefeller Capital Management where he served as a Portfolio Manager. From 2013 to 2020, he was associated with Columbia Threadneedle Investments where he also served as a Portfolio Manager.
▪
James Cowen, Portfolio Manager, who has been responsible for the Fund since 2015. He has been a member of Invesco’s Real Estate Team since 2001 and has been associated with Invesco Asset Management and/or its affiliates since 2001.
▪
Grant Jackson, CFA, Portfolio Manager, who has been responsible for the Fund since 2018 and has been associated with Invesco and/or its affiliates since 2005.
▪
Ping-Ying Wang, CFA, Portfolio Manager, who has been responsible for the Fund since 2006 and has been associated with Invesco and/or its affiliates since 1998.
The Lead Portfolio Manager generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the Lead Portfolio Manager may perform these functions, and the nature of these functions, may change from time to time.
3. The following information is added after the table under “PORTFOLIO MANAGER(S) — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — INVESTMENTS” in Appendix H of the Fund’s SAI:
Craig Leopold began serving on Invesco Real Estate Fund as a portfolio manager of the Fund effective September 25, 2024. As of July 31, 2024, Mr. Leopold did not beneficially own any shares of the Fund.
4. The following information is added after the table under “PORTFOLIO MANAGER(S) — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — ASSETS MANAGED” in Appendix H of the Fund’s SAI:
Craig Leopold began serving on Invesco Real Estate Fund as a portfolio manager of the Fund effective September 25, 2024. As of July 31, 2024, Mr. Leopold managed 5 other registered investment companies with approximately $16,612.9 million in assets, 1 other pooled investment vehicle with approximately $85.5 million in assets and 2,000 other accounts with approximately $394.4 million in assets.
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